UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Natur International Corp.

(Exact name of registrant as specified in its charter)

Wyoming	000-54917	45-5547692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jachthavenweg 124 1081 KJ Amsterdam The Netherlands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +31 20 578 7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Item 1.03 Bankruptcy or Receivership

Natur International Corp, a Wyoming corporation (“Company”), reports that the Amsterdam District Court has confirmed the closure of its subsidiary companies Natur Holding BV, Hi-Tech Juices BV, NL Juices Retail BV and NL Juices Online BV, as part of the Company’s corporate restructuring plan. Natur CBD BV (“Natur CBD”), the newly formed, Netherlands subsidiary company of Natur International Corp., will assume the Natur Holding BV legacy business to complement its product portfolio of functional products.

On May 9, 2019, Natur Holding B.V. and its three subsidiaries, NL Juices Retail B.V., Hi Tech Juices B.V. and NL Juices Online B.V. (together the “Natur Holding Entities”) submitted the plan for reorganization to the District Court of Amsterdam. The plan of reorganization was submitted according to the European Insolvency Directive, Section 3, Subsection 1, and the Netherlands Bankruptcy Act, Section 1. Pursuant to Netherlands law, the plan of reorganization is a controlled insolvency of the Natur Holding Entities and the transfer of specific assets, assumption of specific liabilities and re-employment of the employees.

The assets that are to be transferred to the resulting company, Natur CBD under the plan of reorganization, include all the brand elements of the Natur products, the intellectual property related to the Natur products, the web assets, the product formulations and supply contracts required for the branded products and the distribution and sale of the branded products. The liabilities that are to be assumed by Natur CBD will include those held by the providers of services and product for the ongoing operations of Natur CBD, which generally will include many of the current suppliers and essential service providers.

On May 21, 2019, the District Court accepted the plan of reorganization and took the initial step to appoint the curator of the plan of reorganization. The Court, on May 22, 2019, appointed Mr. J Opstroom as the curator. Mr. Opstroom maintains an office at NoMa House, Gustave Malerlaan 1236, 1081 La Amsterdam, The Netherlands. The court appointed curator will further assess the plan, the principal purpose of which is to evaluate the assets that are not being transferred to Natur CBD for liquidation and to determine the appropriateness of the liabilities of the Natur Holding Entities to be discharged.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natur International Corp.

Date: May 28, 2019	By:	/s/ Rob Paladino
	Name:	Rob Paladino
	Title:	Chief Executive Officer

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